Exhibit 99.3
Second Quarter 2009 Earnings Review July 23, 2009 Thursday, July 23, 2009 1

Factors that could cause actual results to differ materially from those contemplated in this slide presentation and our !lings with the SEC include: (1) further deterioration in credit quality, particularly in residential construction and development loans, may continue to result in increased non-performing assets and credit losses, which will adversely impact our earnings and capital; (2) declining values of residential real estate may result in further write-downs of assets, which may increase our credit losses and negatively affect our !nancial results; (3) continuing weakness in the residential real estate environment may negatively impact our ability to liquidate non-performing assets; (4) the impact on our borrowing costs, capital cost and our liquidity due to adverse changes in our current credit ratings; (5) our ability to manage $uctuations in the value of our assets and liabilities to maintain sufficient capital and liquidity to support our operations; (6) restrictions or limitations on access to funds from subsidiaries, thereby restricting our ability to make payments on our obligations or dividend payments; (7) continuing deterioration in general economic conditions and conditions in the !nancial markets; (8) inadequacy of our allowance for loan losses, or the risk that the allowance may prove to be inadequate or may be negatively affected by credit risk exposures;(9) changes in the interest rate environment which may increase funding costs and reduce earning assets yields, thus reducing margins; (10) risks associated with the concentration of our non-performing assets in certain geographic regions and with affiliated borrowing groups; (11) the risk of additional future losses if the proceeds we receive upon the liquidation of nonperforming assets are less than the fair value of such assets; (12) changes in accounting standards; (13) slower than anticipated rates of growth in non-interest income; (14) impact of the Emergency Economic Stabilization Act and other recent and proposed changes in the regulation of banks and !nancial institutions; (15) risks associated with litigation; (16) the volatility of our stock price; and (17) the other factors set forth in Synovus’ !lings with the SEC, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise. Thursday, July 23, 2009 3

Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP !nancial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP !nancial measures include the following: pre-tax, pre-credit costs income; core expenses; [fundamental total non-interest expense]; core deposits; net interest margin excluding negative impact of nonperforming assets; and the tangible common equity to tangible assets ratio are non-GAAP !nancial measures. The most comparable GAAP measures to these measures are pre-tax income (loss); total G&A expenses; total non-interest expense; total deposits; net interest margin; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP !nancial measures to assess the performance of Synovus’ core business and the strength of its capital position. Synovus believes that these non-GAAP !nancial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus’ operating results, !nancial strength and capitalization. These non-GAAP !nancial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP !nancial measures used in this slide presentation are set forth in the Appendix to this slide presentation. Thursday, July 23, 2009 4

FINANCIAL RESULTS Thursday, July 23, 2009 7

INCOME STATEMENT 2Q09 1Q09 2Q08 Net Interest Income $256,608 $243,239 $273,421 Fee Income $107,838 $88,748 $107,698 Non Interest Expense $396,316 $263,356 $265,964 Provision Expense $631,526 $290,437 $93,616 Pre-tax Income (loss) ($663,396) ($221,806) $21,539 Income tax (bene!t) expense ($79,143) ($85,077) $9,302 Net Income (loss) ($584,253) ($136,729) $12,237 Net Income (loss) attributable to non-controlling interest $2,677 ($57) $138 Net Income (loss) attributable to controlling interest ($586,930) ($136,672) $12,099 Preferred stock dividends $14,225 $14,192 – Net Income (loss) available to common shareholders ($601,155) ($150,864) $12,099 Diluted Shares 329,850 329,785 329,173 Diluted EPS ($1.82) ($0.46) $0.04 (amounts in thousands, except per share data) Thursday, July 23, 2009 8

SHARED DEPOSITS $0 $0.40 $0.80 $1.20 $1.60 $2.00 2Q08 3Q08 4Q08 1Q09 2Q09 $1.92 $1.83 $1.74 $0.89 $0.30 Shared Deposits* (in billions) * Shared Deposits represent Synovus CD and Money Market products that offer customers the ability to open one account at any Synovus bank and have FDIC insurance coverage on their total deposits of more than $7 million Thursday, July 23, 2009 10

IMPROVING INTEREST MARGIN $0 $56 $112 $168 $224 $280 2Q08 3Q08 4Q08 1Q09 2Q09 $256.6 $243.2 $273.4 $267.8 $258.0 Net Interest Income 3.0% 3.3% 3.5% 3.8% 4.0% 2Q08 3Q08 4Q08 1Q09 2Q09 3.80% 3.66% 3.47% 3.38% 3.62% 3.57% 3.42% 3.20% 3.05% 3.23% Net Interest Margin Trend Actual Excluding negative impact of non-performing assets* (in millions) * Non-GAAP !nancial measure. See Appendix. Thursday, July 23, 2009 11

CONTINUED FOCUS ON EFFICIENCY AND PRODUCTIVITY $0 $38 $75 $113 $150 $188 $225 2Q08 3Q08 4Q08 1Q09 2Q09 $59.5 $53.4 $55.5 $47.4 $50.7 $31.1 $31.9 $31.3 $31.6 $30.7 $109.7 $114.5 $112.6 $112.0 $109.3 Fundamental G&A Expenses* (in millions) Employment Expenses Occupancy and Equipment Other * Excluding charges in connection with VISA litigation, goodwill impairment, restructuring charges, credit costs, and FDIC insurance. Non-GAAP !nancial measure. See Appendix. 6,400 6,625 6,850 7,075 7,300 2Q08 3Q08 4Q08 1Q09 2Q09 (20)% (10)% 0% 10% 7,275 20% 7,001 6,876 6,720 6,465 Headcount Headcount Year-over-year Change -0.40% -3.10% -6.20% -6.30% -11.13% Thursday, July 23, 2009 12

$115 $132 $149 $166 $183 2Q08 3Q08 4Q08 1Q09 2Q09 $144.8 $129.2 $141.3 $162.3 $176.1 IMPROVING CORE OPERATING RESULTS – PRE-TAX, PRE-CREDIT COSTS INCOME** 2Q08 3Q08 4Q08 1Q09 2Q09 Pre-tax Income (loss) $21,539 ($59,682) ($740,480) ($221,806) ($663,396) Add: Provision Expense 93,616 151,351 363,867 290,437 631,526 Add: Other Credit Costs* 29,686 45,266 78,691 54,277 176,308 Add: Goodwill Impairment 27,000 9,887 442,730 – – Add: Restructuring Charges 4,251 9,048 2,826 6,358 397 Add (Subtract): Visa Litigation Settlement Expense (Recovery) – 6,347 (6,390) – – Pre-tax, Pre-credit Costs Income $176,092 $162,217 $141,244 $129,266 $144,835 (in thousands) * other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale. (in millions) ** Non-GAAP !nancial measure. See Appendix. Thursday, July 23, 2009 13

$60 $120 $180 $240 $300 2Q08 3Q08 4Q08 1Q09 2Q09 $107.7 $99.0 $88.6 $88.7 $107.8 $205.0 $204.5 $205.3 $202.7 $219.6 $273.4 $267.8 $258.0 $243.2 $256.6 PRE-TAX INCOME EXCLUDING CREDIT COSTS BY COMPONENT (in millions) (1) Excludes provision expense (2) Excludes restructuring charges, goodwill impairment charges, and VISA settlement expense (recovery). Also excludes other credit costs (reserve for unfunded commitments, as well as ORE and charges related to impaired loans held for sale). Non-GAAP Financial measure. See Appendix. NII(1) Adjusted G&A Expense(2) Fee Income $203.0 Includes $16.6 million for FDIC special assessment Thursday, July 23, 2009 14

Credit Update Thursday, July 23, 2009 15

CREDIT QUALITY TRENDS 1.20% 2.12% 1.30% 1.39% 1.33% 1.46% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 0.16% 0.14% 0.18% 0.14% 0.11% 0.11% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3.33% 2.32% 2.14% 1.68% 1.46% 1.52% Total Past Dues Past Dues > 90 Days 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 6.25% 6.24% 4.16% 3.58% 3.00% 2.49% Allowance for Loan Losses NPA Ratio Thursday, July 23, 2009 16

ASSET DISPOSITION ACTIVITY 2Q09 Sales Proceeds as a 1Q09 Sales 2Q09 Sales % of Book Balance % of Unpaid Principal Balance 2Q09 Loss on Sale Local Sales $89 $333 63% 46% $122 Note/ORE Sales 72 239 60% 41% 96 Short Sales 7 84 71% 62% 24 Auctions 10 10 84% 51% 2 Wholesale Bulk Note Sales 17 71 40% 36% 43 Total Sales $106 $404 59% 45% $165 (in millions) Thursday, July 23, 2009 17

RESERVE BUILD % of loans 1Q09 Allowance for Loan Losses $642 2.32% Allowance for loan dispositions 200 Credit Migration 38 Increase in expected loss factors 34 Other 5 2Q09 Allowance for Loan Losses 919 3.33% Total Reserve Build in 2Q09 $277 (dollars in millions) Thursday, July 23, 2009 18

ALLOWANCE AND CUMULATIVE WRITEDOWNS ON NON-PERFORMING LOANS Non-performing loans $1,490 Allowance for loan losses on non-performing loans 342 Cumulative write-downs LTD 302 Total allowance and write-downs $644 Allowance and cumulative write-downs on nonperforming loans 35.9% (in millions) Thursday, July 23, 2009 19

CHARGE-OFFS BY TYPE 2Q09 1Q09 Category $ % $ % Investment Properties $47.7 3.2% $16.1 1.1% 1-4 Family Properties 185.0 16.9 113.4 9.5% Land for Future Development 36.1 9.0% 46.5 11.4% Total CRE 268.8 9.1% 176.0 5.8% Commercial and Industrial 61.6 2.2% 53.2 1.9% Retail 24.8 2.3% 17.0 1.6% Total Net Charge-offs $355.2 5.1% $246.3 3.5% Losses on Note Sales $103.0 $30.0 (in millions) Excluding note sales, 2Q09 charge-offs are $252 million, or 3.7% of average loans Thursday, July 23, 2009 20

NPA ACTIVITY 2Q09 1Q09 Inc/(Dec) Beginning NPAs $1,751 $1,171 n/a + Additions 765 939 (174) - Upgrade to Accrual (15) (4) (11) — Payments/Proceeds (245) (68) (177) — Loan Charge-Offs (355) (246) (109) — ORE Losses (65) (41) (24) — ORE Valuation Adjustment — Dispositions (100) – (100) Ending NPAs $1,736 $1,751 ($15) (in millions) Thursday, July 23, 2009 21

4Q07 4Q08 1Q09 2Q09 3,826 4,343 4,704 5,875 $0 $1,500 $3,000 $4,500 $6,000 1,286 1,077 807 1,810 DIMINISHING EXPOSURE IN RESIDENTIAL & LAND PORTFOLIOS Total Portfolio Performing Res. C&D and Land Acq. Portfolio has decreased by 36%, from $5.9B to $3.8B since 4Q07: • 4Q07 — portfolio represented 22% of total loans — Atlanta comprised 7% • 2Q09 — portfolio represents 14% of total loans - Atlanta comprises 3% Atlanta (in millions) Performing Residential C&D and Land Acquisition Portfolios Thursday, July 23, 2009 23

CAPITAL ANALYSIS Thursday, July 23, 2009 25

CAPITAL ANALYSIS Assumptions Category 12/31/08 Balance 2009-10 Potential Loss Rate Investment Properties $5,523 6.10% 1-4 Family Const. & Dev. 3,735 24.10% 1-4 Family Investment Mtg. 1,442 6.00% Land Acquisition 1,620 15.50% Total CRE 12,320 12.78% Total C&I 11,247 5.22% Total Retail 4,390 5.77% Unearned Income (37) – Total Loans $27,920 8.65% Credit Loss Assumptions (in millions) Hypothetical Year-End 2010 Beginning Tier 1 Capital 12/31/2008 $3,603 Total Credit Losses (2,415) Change in allowance for loan losses 181 Capital Impact of Credit Losses (2,234) Pre-Tax, Pre-Credit Costs Income 1,212 Tax Bene!t 381 Preferred/Common Dividends (141) Total Capital Burn (782) Ending Tier 1 Capital 2,821 Ratio 9.0% Less: Preferred Stock 930 Tier 1 Common 1,891 Ratio 6.1% Total Risk Based Capital 3,799 Ratio 12.2% Tangible common equity to tangible assets 5.92% Capital Surplus - 4% Tier 1 Common Ratio $642 Analysis of Capital • Continued decline in economic conditions during 2009 • Stabilizing economic conditions beginning in 2010 with slight lift in second half of 2010 • Ending allowance for loan losses 1.5% of loans • Credit losses and pre-tax, pre-credit costs income based upon management estimates Thursday, July 23, 2009 26

APPENDIX Thursday, July 23, 2009 27

NON-INTEREST INCOME 2Q09 1Q09 2Q08 2Q09 vs. 1Q09 % Change 2Q09 vs. 2Q08 % Change Non-Interest Income: Service Charges on Deposit Accts. $29,702 $28,699 $26,070 3.49% 13.93% Fiduciary and Asset Management Fees 10,657 10,815 12,898 (1.46) (17.37) Brokerage and Investment Banking Revenue 7,521 6,871 9,206 9.46 (18.30) Mortgage Banking Income 14,590 9,322 5,686 56.51 156.60 Bankcard Fees 13,755 12,681 14,198 8.47 (3.12) Other Fee Income 8,722 7,690 10,081 13.42 (13.48) Increase in Fair Value of Private Equity Investments, Net 8,090 — - — - Proceeds from sale of MasterCard shares 8,351 — 16,186 — (48.41) Other Non-Interest Income 6,450 12,670 13,373 (49.09) (51.77) Total Non-Interest Income $107,838 $88,748 $107,698 21.51% 0.13% (in thousands) Thursday, July 23, 2009 31